[PHOTO]

OPPENHEIMER INTERNATIONAL BOND FUND

Semiannual Report March 31, 1997


"We want
our money
to work
as hard
as it can."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO WANT TO TAKE ADVANTAGE OF INTERNATIONAL OPPORTUNITIES OFFERING THE POTENTIAL FOR GROWTH ALONG WITH INCOME.


                                    YIELD

                             STANDARDIZED YIELDS

For the 30 Days Ended 3/31/97:(4)

Class A

 9.51%

Class B

 9.20%

Class C

 9.19%

                              BEAT THE AVERAGE

Total Return for the 1-Year Period
Ended 3/31/97:

Oppenheimer International
Bond Fund
Class A Shares (at net asset value)(2)

 15.87%

Lipper International Income
Average for 45 Funds for the
1-Year Period Ended 3/31/97(5)

 4.85%

HOW YOUR FUND IS MANAGED

Oppenheimer International Bond Fund seeks high total return by investing primarily in foreign debt securities. The Fund currently emphasizes investments in government debt securities issued by developed countries such as Germany and Switzerland as well as emerging market countries such as Malaysia and Brazil.(1)

PERFORMANCE

Total returns for the six months ended 3/31/97 were 5.76% for Class A shares, 5.38% for Class B shares and 5.19% for Class C shares, without deducting sales charges.(2)

         Your Fund's average annual total returns for Class A shares for the 1-year period ended 3/31/97 and since inception were 10.37% and 13.66%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception were 10.04% and 13.82%, respectively. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and since inception were 13.85% and 15.70%, respectively. The Fund's inception date (all classes) was 6/15/95.(3)

OUTLOOK

"While we expect that this year's returns may be slightly less than last year's--due to anticipated lower returns in emerging markets--we believe international bonds will continue to outperform many other asset classes in the coming months."


                                                Ashwin Vasan, Portfolio Manager
                                                                 March 31, 1997


Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. The Fund's portfolio is subject to change.

2. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1 year) and 4% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different returns is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

4. Standardized yield is based on net investment income for the 30-day period ended 3/31/97. Falling net asset values will tend to artificially raise yields.

5. Source: Lipper Analytical Services, 3/31/97. The Lipper average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer International Bond Fund is characterized as an international income fund. Lipper performance is based on total return and does not take sales charges into account.


2  Oppenheimer International Bond Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
International
Bond Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
International
Bond Fund

DEAR SHAREHOLDER,

As we enter the second quarter, we are optimistic about investing in the international fixed income markets. A strong U.S. dollar and the beginnings of stronger international growth combined with the potential benefits of international investing, namely diversification, higher current income and higher returns, create a favorable environment for those investing for the long term.

         In general, international fixed income investments provide an extra source of diversification to protect your portfolio from the more frequent ups and downs experienced by domestic fixed income and stock market investments. In addition to trying to reduce portfolio risk, we manage our fixed income investments for total return. This means we seek investments that can provide high current income and growth potential.

         The international fixed income markets were highly influenced by the appreciating U.S. dollar throughout the last six months. In general, international bonds are highly susceptible to movements in both U.S. interest and currency rates. The most closely linked investments are dollar-denominated Brady Bonds, mainly concentrated in Latin America. After high returns in the early part of 1996, these investments maintained strong, though more moderate, returns for the period. As the strength of the Brady Bonds receded slightly, other locally denominated bonds from emerging markets in Eastern Europe, Greece, Mexico, Indonesia, Malaysia and Russia provided reasonably strong investment opportunities.

         In addition, the beginnings of stronger economic growth in Europe and countries with dollar-denominated currencies, like Australia and Canada, provided both growth and income potential. As we head toward 1999 and European Currency Union, we will closely watch to see how the outcome will affect European bond market opportunities.

         The Japanese bond market has been undesirable for the period. The Japanese economy has been in a slump for the past year and a half. The government, in an effort to stimulate growth, has been artificially keeping short-term interest rates at an all-time low of 1/2-1%. When the economy begins to grow, and the government steps back from its supportive position, we can expect to see a large rise in interest rates. This anticipated volatility in rates makes it difficult to find suitable investments.

         Because investing abroad involves greater risk and expenses--including political and economic uncertainties, currency-rate fluctuations and liquidity restrictions--it should be undertaken with a long-term approach in mind. We are confident that by diversifying throughout the world, an investor should be well-positioned to participate in any economic environment.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.



/s/ JAMES C. SWAIN                                 /s/ BRIDGET A. MACASKILL

James C. Swain                                     Bridget A. Macaskill

April 21, 1997

3  Oppenheimer International Bond Fund

Q + A

ASHWIN VASAN
Portfolio Manager

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?

The Fund performed extremely well. In fact, Oppenheimer International Bond Fund's Class A shares ranked 4th out of 45 international income funds, according to Lipper Analytical Services, for the 1-year period ended 3/31/97.(1)

WHAT FACTORS CONTRIBUTED TO THE FUND'S SUCCESS?

We attribute the Fund's positive performance to three factors. First, the Fund was broadly invested in emerging market countries. With the exception of a slight drop during the fourth quarter of 1996, emerging markets have continued to deliver strong performance results. The second factor was being well-positioned to take advantage of that fourth-quarter decline and further increase our exposure to emerging markets when the time was right. And third, because the U.S. dollar was strong during much of the period, we were able to protect the portfolio's assets by using currency hedges to seek to balance our European exposure.(2)

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO?

We shifted a portion of our assets out of Brady bonds (U.S. dollar-denominated bonds of developing countries)--from Latin America, in particular--into foreign currency instruments with shorter maturities. Because Brady bonds had above-market returns last year, we were concerned how long this performance level could continue. In addition, we diversified among local currency instruments from many countries, such as Mexico, Poland and Russia. Of course, international investments entail greater expenses and risks, such as adverse currency fluctuations, but by diversifying our investments across many countries and industries, we seek to mitigate those risks.

         Within the developed market sector, we increased our exposure to Australia and Canada. Both of these countries are major exporters of commodities. If worldwide growth, inflation and commodity prices rise in the near future, as we expect they will, our holdings in these countries should perform well.

WERE THERE ANY COUNTRIES THAT YOU PURPOSELY AVOIDED?

We've limited our investments in Japan due to current difficulties within their banking system and government bond market. With banks supporting and buying government bonds, the supply has decreased. This shortage has caused bond prices to rise, and yields to remain low.

         We are also refraining from investing in Hong Kong until after the handover to China in June of this year. Because Hong Kong is a major financial center for the region, we are remaining cautious in our approach to investments there, choosing to wait and closely monitoring any financial implications that may accompany this transition.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook for international bond investing remains very positive. While we expect that this year's returns may be slightly less than last year's--due to anticipated lower returns in emerging markets--we believe international bonds will continue to outperform many other asset classes in the coming months.


1. Source: Lipper Analytical Services, 3/31/97. Oppenheimer International Bond Fund is characterized by Lipper as an international income fund. Lipper rankings are based on total return and do not take sales charges into account.

2. The Fund's portfolio is subject to change. Foreign bonds offer exceptional opportunities, but are also subject to special risks, such as political and currency exchange rate uncertainties.


4  Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS   March 31, 1997 (Unaudited)

                                                                                                      FACE             MARKET VALUE
                                                                                                      AMOUNT(1)        SEE NOTE 1
===================================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--51.4%
-----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--2.8%
       Argentina (Republic of):
       Bonds, Bonos de Consolidacion de Deudas, Series I, 3.176%, 4/1/01(2)(3) (ARP)                  2,071,371        $  1,830,365
       Discount Bonds, 6.375%, 3/31/23(2)                                                             2,300,000           1,860,125
       ----------------------------------------------------------------------------------------------------------------------------
       Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
       10.625%, 8/7/06(4)                                                                               600,000             618,000
       ----------------------------------------------------------------------------------------------------------------------------
       Buenos Aires (Province of) Bonds, 10%, 3/5/01(4) (DEM)                                         1,680,000           1,089,528
                                                                                                                       ------------
                                                                                                                          5,398,018

-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--3.8%
       Australia (Commonwealth of) Treasury Bills, Zero Coupon,
       5.905%, 5/22/97(5) (AUD)                                                                       1,085,000             843,732
       ----------------------------------------------------------------------------------------------------------------------------
       South Australia Government Finance Authority Bonds, 10%, 1/15/03 (AUD)                         5,740,000           4,937,955
       ----------------------------------------------------------------------------------------------------------------------------
       Western Australia Treasury Corp. Gtd. Bonds, 12%, 8/1/01 (AUD)                                 1,845,000           1,681,087
                                                                                                                       ------------
                                                                                                                          7,462,774

-----------------------------------------------------------------------------------------------------------------------------------
BRAZIL--1.3%
       Brazil (Federal Republic of):
       Gtd. Disc. Bonds, 6.50%, 4/15/24(2)                                                            1,940,000           1,560,487
       Multi-Year Discount Facility Agreement Trust Certificates,
       Series REGS, 6.547%, 9/15/07(2)(6)                                                               800,474             705,918
       ----------------------------------------------------------------------------------------------------------------------------
       Telecomunicacoes Brasileiras SA Medium-Term Nts., 11.301%, 12/9/99(2)                            200,000             209,500
                                                                                                                       ------------
                                                                                                                          2,475,905

-----------------------------------------------------------------------------------------------------------------------------------
CANADA--5.2%
       Canada (Government of) Debs., 10.50%, 7/1/00(4)(7) (CAD)                                      12,145,000          10,068,543
-----------------------------------------------------------------------------------------------------------------------------------
COSTA RICA--0.2%
       Central Bank of Costa Rica Interest Claim Bonds:
       Series A, 6.312%, 5/21/05(2)                                                                     329,791             313,302
       Series B, 6.312%, 5/21/05(2)                                                                     159,831             148,643
                                                                                                                       ------------
                                                                                                                            461,945

-----------------------------------------------------------------------------------------------------------------------------------
ECUADOR--1.5%
       Ecuador (Republic of) Disc. Bonds, 6.437%, 2/28/25(2)(4)                                       4,500,000           2,913,750
-----------------------------------------------------------------------------------------------------------------------------------
FINLAND--2.7%
       Finland (Republic of) Treasury Bills, Zero Coupon:
       2.94%, 4/15/97(5) (FIM)                                                                       13,190,000           2,657,633
       2.871%, 5/15/97(5) (FIM)                                                                      13,190,000           2,654,438
                                                                                                                       ------------
                                                                                                                          5,312,071

-----------------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--4.9%
       United Kingdom Treasury Nts., 12.50%, 11/21/05 (GBP)                                           4,665,000           9,592,082
-----------------------------------------------------------------------------------------------------------------------------------
INDONESIA--0.8%
       Bank Tabugan Negara Negotiable CD, Zero Coupon, 13.151%, 2/3/98(5) (IDR)                     601,802,000             225,658
       ----------------------------------------------------------------------------------------------------------------------------
       PT Hutama Karya Medium-Term Nts., Zero Coupon:
       15.103%, 4/15/97(5) (IDR)                                                                  2,000,000,000             830,495
       15.867%, 7/25/97(5) (IDR)                                                                  1,500,000,000             598,639
                                                                                                                       ------------
                                                                                                                          1,654,792

-----------------------------------------------------------------------------------------------------------------------------------
ITALY--6.5%
       Italy (Republic of):
       Sr. Unsec. Unsub. Global Bonds, .566%, 7/26/99(2)(4) (JPY)                                   632,000,000           5,131,903
       Treasury Bonds, Buoni del Tesoro Poliennali:
       10.50%, 11/1/98(4) (ITL)                                                                   4,335,000,000           2,712,866
       10.50%, 4/1/00 (ITL)                                                                       3,335,000,000           2,154,631
       12%, 1/1/02(4) (ITL)                                                                       3,800,000,000           2,647,073
                                                                                                                       ------------
                                                                                                                         12,646,473

-----------------------------------------------------------------------------------------------------------------------------------
JORDAN--1.4%
       Hashemite (Kingdom of) Jordan Disc. Bonds, 6.50%, 12/23/23(2)(4)                               3,500,000           2,791,250


5      Oppenheimer International Bond Fund

                                                                                                   FACE                MARKET VALUE
                                                                                                   AMOUNT(1)           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MEXICO--5.6%
       Bonos de la Tesoreria de la Federacion, Zero Coupon:
       26.249%, 10/2/97(5) (MXP)                                                                     12,869,330        $  1,454,067
       25.785%, 11/6/97(5) (MXP)                                                                      9,950,000           1,102,580
       24.602%, 12/4/97(5) (MXP)                                                                      9,915,000           1,081,512
       22.896%, 2/4/98(5) (MXP)                                                                       8,179,960             861,057
       22.666%, 3/5/98(5) (MXP)                                                                       9,500,000             984,019
       28.77%, 7/3/97(5) (MXP)                                                                       10,432,260           1,245,137
       28.59%, 7/31/97(5) (MXP)                                                                       6,200,000             727,842
       27.80%, 9/4/97(5) (MXP)                                                                        9,750,000           1,121,785
       ----------------------------------------------------------------------------------------------------------------------------
       Mexican Williams Bonds, 6.631%, 11/15/08(2)(8)                                                   500,000             447,500
       ----------------------------------------------------------------------------------------------------------------------------
       Petroleos Mexicanos, 14.50% Debs., 3/31/06(4)(8) (GBP)                                         1,000,000           1,909,201
                                                                                                                       ------------
                                                                                                                         10,934,700

-----------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--2.8%
       New Zealand (Government of):
       Bonds, 8%, 4/15/04(4) (NZD)                                                                    2,160,000           1,503,455
       Index Linked Bonds, 4.60%, 2/15/16(4) (NZD)                                                    5,960,000           3,973,450
                                                                                                                       ------------
                                                                                                                          5,476,905

-----------------------------------------------------------------------------------------------------------------------------------
POLAND--4.5%
       Poland (Republic of) Bonds:
       12%, 6/12/01 (PLZ)                                                                             8,300,000           2,175,868
       16%, 10/12/98 (PLZ)                                                                           10,500,000           3,186,327
       16%, 2/12/99 (PLZ)                                                                             4,750,000           1,437,417
       21%, 6/5/97 (PLZ)                                                                              5,995,000           1,929,604
                                                                                                                       ------------
                                                                                                                          8,729,216

-----------------------------------------------------------------------------------------------------------------------------------
PORTUGAL--2.2%
       Portugal (Republic of) Bonds, Obrigicion do tes Medio Prazo,
       11.875%, 2/23/00 (PTE)                                                                       623,000,000           4,253,229

-----------------------------------------------------------------------------------------------------------------------------------
ROMANIA--0.6%
       Romanian Commercial Bank Bonds, 9.125%, 3/10/00(8)                                             1,245,000           1,220,878
-----------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--1.2%
       South Africa (Republic of) Bonds, Series 162, 12.50%, 1/15/02 (ZAR)                           11,832,000           2,445,902
-----------------------------------------------------------------------------------------------------------------------------------
VENEZUELA--3.4%
       Venezuela (Republic of) New Money Bonds, Series A, 6.625%, 12/18/05(2)                           750,000             656,719
       ----------------------------------------------------------------------------------------------------------------------------
       Venezuela Synthetic Sovereign Sec. Bonds:
       10.125%, 12/29/03(4) (DEM)                                                                     5,730,000           3,466,643
       11.50%, 12/28/07(4) (DEM)                                                                      4,280,000           2,616,651
                                                                                                                       ------------
                                                                                                                          6,740,013
                                                                                                                       ------------
       Total Foreign Government Obligations (Cost $102,556,354)                                                         100,578,446

===================================================================================================================================
LOAN PARTICIPATIONS--4.3%
-----------------------------------------------------------------------------------------------------------------------------------
       Algeria (Republic of) Reprofiled Debt Loan Participation, Tranche A:
       1.812%, 9/4/06(2) (JPY)                                                                      104,400,000             573,921
       6.977%, 9/4/06(2)                                                                              5,075,000           3,987,047
       ----------------------------------------------------------------------------------------------------------------------------
       Colombia (Republic of) Concorde Loan Participation, 8.625%, 1/31/98(2)(8)                         57,000              55,575
       ----------------------------------------------------------------------------------------------------------------------------
       Jamaica (Government of) 1990 Refinancing Agreement Nts.:
       Tranche A, 6.437%, 10/16/00(2)(8)                                                                179,999             171,900
       Tranche B, 6.312%, 11/15/04(2)(8)                                                              2,875,000           2,530,000
       ----------------------------------------------------------------------------------------------------------------------------
       Trinidad & Tobago Loan Participation Agreement:
       Tranche A, 1.50%, 9/30/00(2)(8) (JPY)                                                         79,672,727             592,027
       Tranche B, 1.50%, 9/30/00(2)(8) (JPY)                                                         69,364,962             515,433
                                                                                                                       ------------
       Total Loan Participations (Cost $8,436,092)                                                                        8,425,903

6      Oppenheimer International Bond Fund

                                                                                                 FACE                 MARKET VALUE
                                                                                                 AMOUNT(1)            SEE NOTE 1
===================================================================================================================================
CORPORATE BONDS AND NOTES--20.9%
-----------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--2.2%
-----------------------------------------------------------------------------------------------------------------------------------
METALS/MINING--0.5%
       Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06                                         $    1,000,000         $ 1,027,500
-----------------------------------------------------------------------------------------------------------------------------------
PAPER--1.7%
       Asia Pulp & Paper International Finance Co.,
       Zero Coupon Asian Currency Nts.:
       16.317%, 11/14/97(5) (IDR)                                                                 3,000,000,000           1,148,644
       14.712%, 12/8/97(5) (IDR)                                                                    300,000,000             113,867
       17.875%, 5/1/97(5)(6) (IDR)                                                                1,000,000,000             412,778
       15.789%, 5/15/97(5)(6) (IDR)                                                                 550,000,000             225,853
       ----------------------------------------------------------------------------------------------------------------------------
       Indah Kiat International Finance Co. BV:
       12.50% Gtd. Sec. Nts., 6/15/06                                                                   800,000             888,000
       12.50% Gtd. Sr. Sec. Nts., Series C, 6/15/06                                                     500,000             555,000
                                                                                                                       ------------
                                                                                                                          3,344,142

-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--1.9%
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--0.7%
       TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05                                           70,000              79,975
       ----------------------------------------------------------------------------------------------------------------------------
       Tjiwi Kimia International Finance Co. BV:
       13.25% Gtd. Sr. Nts., 8/1/01                                                                     200,000             225,500
       13.25% Gtd. Sr. Nts., 8/1/01                                                                     960,000           1,082,400
                                                                                                                       ------------
                                                                                                                          1,387,875

-----------------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING--0.4%
       Grupo Posadas SA de CV, 10.375% Bonds, 2/13/02(6)                                                700,000             694,312
-----------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--0.8%
       Indorayon International Finance Co. BV, 10% Gtd. Unsec. Unsub. Nts., 3/29/01                   1,500,000           1,503,750
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--11.5%
-----------------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--5.2%
       Banco de Colombia, 5.20% Cv. Jr. Unsec. Sub. Nts., 2/1/99(8)                                   2,050,000           1,855,250
       ----------------------------------------------------------------------------------------------------------------------------
       Bank Dagang Nasional Indonesia, Zero Coupon Negotiable CD,
       13.603%, 11/20/97(5) (IDR)                                                                 2,000,000,000             767,641
       ----------------------------------------------------------------------------------------------------------------------------
       Citibank Malaysia Banker's Acceptance, Zero Coupon Negotiable CD:
       7.191%, 4/25/97(5) (MYR)                                                                       3,900,000           1,567,387
       7.19%, 5/16/97(5) (MYR)                                                                        4,000,000           1,600,876
       7.121%, 5/26/97(5) (MYR)                                                                       4,150,000           1,657,619
       ----------------------------------------------------------------------------------------------------------------------------
       Deutsche Bank Malaysia, Zero Coupon Negotiable CD, 6.943%, 7/15/97(5) (MYR)                      902,000             356,750
       ----------------------------------------------------------------------------------------------------------------------------
       Ongko International Finance Co. BV, 10.50% Gtd. Nts., 3/29/04(6)                                 850,000             846,812
       ----------------------------------------------------------------------------------------------------------------------------
       Standard Charter Berhad Banker's Acceptance,
       Zero Coupon Negotiable CD, 7.315%, 4/1/97(5) (MYR)                                             3,900,000           1,573,029
                                                                                                                       ------------
                                                                                                                         10,225,364

-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--6.3%
       Bakrie Investindo, Zero Coupon:
       Indonesian Commercial Paper, 16.625%, 7/30/97(5) (IDR)                                     1,790,000,000             707,439
       Promissory Nts., 17.351%, 3/16/98(5) (IDR)                                                 3,310,000,000           1,177,733
       ----------------------------------------------------------------------------------------------------------------------------
       General Electric Capital Corp., 11.625% Nts., 10/29/97 (SKK)                                  54,000,000           1,619,687
       ----------------------------------------------------------------------------------------------------------------------------
       PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.:
       16.485%, 3/14/98(5) (IDR)                                                                  2,550,000,000             912,516
       9.39%, 7/14/98(5)                                                                                500,000             443,022
       9.374%, 7/28/98(5)                                                                             1,000,000             883,002
       ----------------------------------------------------------------------------------------------------------------------------
       Snap Ltd., 11.50% Sec. Bonds, 1/29/09 (DEM)                                                   10,380,000           6,571,522
                                                                                                                       ------------
                                                                                                                         12,314,921

7      Oppenheimer International Bond Fund

                                                                                                     FACE             MARKET VALUE
                                                                                                     AMOUNT(1)        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.5%
-----------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.5%
       Ioche-Maxion SA, 12.375% Medium-Term Nts., 11/8/02                                            $  850,000        $    857,438
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.1%
-----------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--0.1%
       Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs., 12/1/07                            150,000             156,375
       ----------------------------------------------------------------------------------------------------------------------------
       United International Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
       12.495%, 11/15/99(5)                                                                              35,000              25,200
                                                                                                                       ------------
                                                                                                                            181,575

-----------------------------------------------------------------------------------------------------------------------------------
OTHER--1.7%
-----------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--1.7%
       Empresas ICA Sociedad Controladora SA de CV, 5% Cv. Sub. Debs., 3/15/04                        2,000,000           1,515,000
       ----------------------------------------------------------------------------------------------------------------------------
       Mechala Group Jamaica Ltd.:
       12% Bonds, 2/15/02(6)                                                                            250,000             253,281
       12.75% Bonds, 12/30/99(6)                                                                      1,500,000           1,542,188
                                                                                                                       ------------
                                                                                                                          3,310,469

-----------------------------------------------------------------------------------------------------------------------------------
RETAIL--0.8%
-----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.8%
       Central Termica Guemes, 12% Bonds, 11/26/01(8)                                                 1,500,000           1,541,250
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.1%
-----------------------------------------------------------------------------------------------------------------------------------
SHIPPING--0.1%
       Gearbulk Holding Ltd., 11.25% Sr. Nts., 12/1/04                                                  150,000             164,625
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--2.1%
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.7%
       CE Casecnan Water & Energy, Inc.:
       11.95% Sr. Nts., Series B, 11/15/10                                                              200,000             223,875
       11.45% Sr. Nts., Series A, 11/15/05                                                              500,000             547,188
       ----------------------------------------------------------------------------------------------------------------------------
       Centragas Natural Gas Transmission System, 10.65% Sr. Sec. Bonds, 12/1/10(6)                     579,160             620,426
                                                                                                                       ------------
                                                                                                                          1,391,489

-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.4%
       Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04(9)                                 500,000             420,000
       ----------------------------------------------------------------------------------------------------------------------------
       Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(8)(9)                                              75,000              64,500
       ----------------------------------------------------------------------------------------------------------------------------
       Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon Bonds, 11/15/03(9)                     1,600,000           1,108,000
       ----------------------------------------------------------------------------------------------------------------------------
       Occidente y Caribe Celular SA, 0%/14% Sr. Disc. Nts., Series B, 3/15/04(8)(9)                  2,000,000           1,240,000
                                                                                                                       ------------
                                                                                                                          2,832,500
                                                                                                                       ------------
       Total Corporate Bonds and Notes (Cost $40,509,800)                                                                40,777,210
                                                                                                     SHARES
===================================================================================================================================
COMMON STOCKS--0.2%
-----------------------------------------------------------------------------------------------------------------------------------
       Air New Zealand Ltd., Cl. B (Cost $394,974)                                                      145,000             394,920

                                                                                                     UNITS
===================================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.1%
-----------------------------------------------------------------------------------------------------------------------------------
       Comunicacion Celular SA Wts., Exp. 11/03(8)                                                        1,600             112,000
       ----------------------------------------------------------------------------------------------------------------------------
       Occidente y Caribe Celular SA Wts., Exp. 3/04(8)                                                   8,000                  80
                                                                                                                          ---------
       Total Rights, Warrants and Certificates (Cost $15,000)                                                               112,080
                                                                                                      FACE
                                                                                                      AMOUNT(1)
===================================================================================================================================
STRUCTURED INSTRUMENTS--14.1%
-----------------------------------------------------------------------------------------------------------------------------------
       Bayerische Landesbank CD, New York Branch, 13.75%, 8/18/97
       (indexed to the cross currency rates of Greek Drachma and Chilean Peso)                        $ 800,000             796,000
       ----------------------------------------------------------------------------------------------------------------------------
       Bayerische Landesbank Girozentrale, New York Branch,
       Deutsche Mark Currency Protected Yield Curve CD, 6.28%, 7/25/97                                  300,000             303,915

8      Oppenheimer International Bond Fund

                                                                                                     FACE              MARKET VALUE
                                                                                                     AMOUNT(1)         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS
(CONTINUED)
       Canadian Imperial Bank of Commerce CD, New York Branch:
       11.25%, 9/4/97 (indexed to the Russian Federation GKO,
       Zero Coupon, 8/27/97)(8)                                                                      $  500,000        $    496,000
       16.75%, 4/16/97 (indexed to the Federation GKO, Zero Coupon, 4/9/97)                           3,700,000           3,697,688
       17%, 4/2/97 (indexed to the Russian Federation GKO,
       Zero Coupon, 3/26/97)                                                                            500,000             496,875
       ----------------------------------------------------------------------------------------------------------------------------
       Canadian Imperial Bank, U.S. Dollar CD Linked to
       South African Rand, 17%, 1/21/98                                                               1,125,000           1,127,812
       ----------------------------------------------------------------------------------------------------------------------------
       ING (U.S.) Capital Holdings Corp., Zero Coupon GKO
       Pass-Through Nts., 15.059%, 5/21/97(5)                                                         1,500,000           1,470,480
       ----------------------------------------------------------------------------------------------------------------------------
       ING (U.S.) Financial Holdings Corp., Zero Coupon:
       Korean Won/U.S. Dollar Linked Nts., 10.87%, 6/9/97(5)                                            750,000             673,080
       Nts., Linked to the Czech Koruna/Swiss Franc Exchange Rate,
       14.485%, 2/18/98(5)                                                                            1,035,000             866,709
       Nts., Linked to the Greek Drachma/Swiss Franc Exchange Rate,
       14.437%, 12/10/97(5)                                                                             519,362             470,080
       Nts., Linked to the Greek Drachma/Swiss Franc Exchange Rate,
       14.829%, 12/4/97(5)                                                                            1,500,000           1,352,745
       Nts., Linked to the Slovakia Koruna/Swiss Franc Exchange Rate,
       16.542%, 8/11/97(5)                                                                            1,700,000           1,531,700
       South African Rand/U.S. Dollar Linked Nts., 16.102%, 2/25/98(5)                                1,250,000           1,100,125
       ----------------------------------------------------------------------------------------------------------------------------
       Lehman Brothers Holdings, Inc.:
       U.S. Dollar Nts. Linked to Czech Koruna/Swiss Franc, 15%, 12/21/98                             1,500,000           1,499,250
       Zero Coupon:
       Greek Drachma/Swiss Franc Linked Nts., 14.709%, 1/15/98(5)                                     3,000,000           3,006,600
       U.S. Dollar Nts. Linked to Greek Drachma/Swiss Franc, 15.639%, 12/23/97(5)                       500,000             528,500
       U.S. Dollar Nts. Linked to Greek Drachma/Swiss Franc, 15.453%, 12/26/97(5)                     1,000,000           1,056,200
       U.S. Dollar Nts. Linked to Greek Drachma/Swiss Franc, 15.499%, 12/30/97(5)                     1,600,000           1,674,560
       U.S. Dollar Nts. Linked to Czech Koruna/Swiss Franc, 15.411%, 12/29/97(4)(5)                   1,800,000           1,900,260
       ----------------------------------------------------------------------------------------------------------------------------
       Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts., 9.896%,
       5/2/97 (indexed to the Brazilian National Treasury Nts., Zero Coupon, 5/3/97)(5)                 450,000             446,580
       ----------------------------------------------------------------------------------------------------------------------------
       Salomon, Inc., Zero Coupon Russia S-Account Credit Linked Nts.:
       12.152%, 8/7/97(5)                                                                               900,000             859,950
       12.068%, 8/8/97(5)                                                                             1,950,000           1,862,445
       ----------------------------------------------------------------------------------------------------------------------------
       Swiss Bank Corp. CD, New York Branch, 6.05%, 6/20/97 (indexed to the closing Nikkei 225 Index on 1/23/97, 5 yr. & 3 mos. Japanese Yen
       Swap rate & New Zealand Dollar)                                                                  400,000             416,260
                                                                                                                       ------------
       Total Structured Instruments (Cost $27,858,508)                                                                   27,633,814

9      Oppenheimer International Bond Fund

                                                                                                                       MARKET VALUE
                                                                  DATE              STRIKE              CONTRACTS      SEE NOTE 1
===================================================================================================================================
PUT OPTIONS PURCHASED--0.2%
-----------------------------------------------------------------------------------------------------------------------------------
       French Franc Put Opt.                                      4/97                5.55(FRF)          72,250,000        $196,520
       ----------------------------------------------------------------------------------------------------------------------------
       French Franc Put Opt.                                      4/97                5.673(FRF)         60,800,000          67,792
       ----------------------------------------------------------------------------------------------------------------------------
       Italy (Republic of) Treasury Bonds, Buoni
       del Tesoro Poliennali, 9.50%, 2/1/06 Put Opt.              7/97               99.96%(ITL)              1,842           1,290
       ----------------------------------------------------------------------------------------------------------------------------
       Japanese Yen Put Opt.                                      4/97              122.38(JPY)         860,500,000         103,260
       ----------------------------------------------------------------------------------------------------------------------------
       New Zealand Dollar Put Opt.                                6/97                1.432(NZD)          1,289,000          14,836
       ----------------------------------------------------------------------------------------------------------------------------
       New Zealand Dollar Put Opt.                                6/97                1.44(NZD)           1,134,800          10,656
       ----------------------------------------------------------------------------------------------------------------------------
       New Zealand Dollar Put Opt.                                6/97                1.447(NZD)          6,200,000          46,996
                                                                                                                        -----------
       Total Put Options Purchased (Cost $615,719)                                                                          441,350

                                                                                                        FACE
                                                                                                        AMOUNT(1)
===================================================================================================================================
REPURCHASE AGREEMENT--9.7%
-----------------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with Zion First National Bank, 6.25%, dated
       3/31/97, to be repurchased at $18,903,281 on 4/1/97, collateralized by
       U.S. Treasury Nts., 6.125%--7.25%, 5/15/98--8/15/04, with a value
       of $19,299,698 (Cost $18,900,000)                                                               $ 18,900,000      18,900,000

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $199,286,447)                                                              100.9%     197,263,723
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                         (0.9)      (1,807,465)
                                                                                                      -------------   -------------
NET ASSETS                                                                                                   100.0%    $195,456,258
                                                                                                      =============   =============


       1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

       ARP --Argentine Peso                  JPY --Japanese Yen
       AUD --Australian Dollar               MXP --Mexican Peso
       CAD --Canadian Dollar                 MYR --Malaysian Ringgit
       DEM --German Deutsche Mark            NZD --New Zealand Dollar
       FIM --Finnish Markka                  PLZ --Polish Zloty
       FRF --French Franc                    PTE --Portuguese Escudo
       GBP --British Pound Sterling          SKK --Slovakia Koruna
       IDR --Indonesian Rupiah               ZAR --South African Rand
       ITL --Italian Lira

       2. Represents the current interest rate for a variable rate security.

       3. Interest or dividend is paid in kind.

10     Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
       4. A sufficient amount of securities has been designated to cover outstanding written call and put options, as follows:

                                                     CONTRACTS/FACE         EXPIRATION  EXERCISE       PREMIUM      MARKET VALUE
                                                     SUBJECT TO CALL/PUT    DATE        PRICE          RECEIVED     SEE NOTE 1
       -------------------------------------------------------------------------------------------------------------------------
       Argentina (Republic of) Global Bonds,
       11.375%, 5/12/97 Put Option                     $  850,000            5/12/97    104.40%        $ 25,500        $  39,525
       -------------------------------------------------------------------------------------------------------------------------
       Australia (Commonwealth of) Bonds,
       10%, 6/23/97 Put Option                         $  580,000            6/23/97    111.966%          7,288            8,691
       -------------------------------------------------------------------------------------------------------------------------
       Banco Hipotecario Nacional (Argentina)
       Medium-Term Nts., 10.625%, 8/7/06 Call Option   $  600,000            8/7/00     100.00%           5,520           30,000
       -------------------------------------------------------------------------------------------------------------------------
       British Pound Sterling Call Option               1,759,000            4/23/97      2.75(GBP)      13,533           25,183
       -------------------------------------------------------------------------------------------------------------------------
       British Pound Sterling Call Option               1,759,000            4/29/97      2.80(GBP)      12,756           10,556
       -------------------------------------------------------------------------------------------------------------------------
       British Pound Sterling Call Option               1,435,000            4/30/97      0.606(GBP)     15,068           15,068
       -------------------------------------------------------------------------------------------------------------------------
       Canadian Dollar Put Option                       1,380,000            5/27/97      1.375(CAD)      4,015            7,783
       -------------------------------------------------------------------------------------------------------------------------
       German Deutsche Mark Call Option                 8,050,000            4/22/97      1.654(DEM)     24,927           20,310
       -------------------------------------------------------------------------------------------------------------------------
       German Deutsche Mark Put Option                  8,050,000            4/22/97      1.704(DEM)     37,033           13,403
       -------------------------------------------------------------------------------------------------------------------------
       Mexican Peso Call Option                         6,400,000            4/8/97       8.153(MXP)     80,320          169,920
       -------------------------------------------------------------------------------------------------------------------------
       Mexican Peso Call Option                           850,000            4/10/97      8.122(MXP)      8,968           18,020
       -------------------------------------------------------------------------------------------------------------------------
       Mexican Peso Call Option                           985,000            4/28/97      8.015(MXP)      8,570            7,732
       -------------------------------------------------------------------------------------------------------------------------
       New Zealand Dollar Call Option                   1,289,000            6/17/97      1.416(NZD)      9,345            4,524
       -------------------------------------------------------------------------------------------------------------------------
       New Zealand Dollar Call Option                   1,134,800            6/17/97      1.421(NZD)      8,000            4,857
       -------------------------------------------------------------------------------------------------------------------------
       New Zealand Dollar Call Option                   6,200,000            6/17/97      1.432(NZD)     46,500           37,324
                                                                                                       --------        ---------
                                                                                                       $307,343        $ 412,896
                                                                                                       ========        =========

       5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

       6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,301,568 or 2.71% of the Fund's net assets, at March 31, 1997.

       7. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

       8. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

       9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

       See accompanying Notes to Financial Statements.

       11     Oppenheimer International Bond Fund

STATEMENT OF ASSETS AND LIABILITIES   March 31, 1997 (Unaudited)

===================================================================================================================================
ASSETS
       Investments, at value (cost $199,286,447)--see accompanying statement                                           $197,263,723
       ----------------------------------------------------------------------------------------------------------------------------
       Cash                                                                                                               1,925,070
       ----------------------------------------------------------------------------------------------------------------------------
       Unrealized appreciation on forward foreign currency
       exchange contracts--Note 5                                                                                           160,082
       ----------------------------------------------------------------------------------------------------------------------------
       Receivables:
       Investments sold                                                                                                  20,028,657
       Interest and principal paydowns                                                                                    3,771,615
       Shares of beneficial interest sold                                                                                 2,194,837
       Closed forward foreign currency exchange contracts                                                                   403,393
       ----------------------------------------------------------------------------------------------------------------------------
       Deferred organization costs--Note 1                                                                                    9,815
       ----------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                                  3,391
                                                                                                                      -------------
       Total assets                                                                                                     225,760,583

===================================================================================================================================
LIABILITIES
       Unrealized depreciation on forward foreign currency
       exchange contracts--Note 5                                                                                           223,830
       ----------------------------------------------------------------------------------------------------------------------------
       Options written, at value (premiums received $307,343)--
       see accompanying statement--Note 6                                                                                   412,896
       ----------------------------------------------------------------------------------------------------------------------------
       Payables and other liabilities:
       Investments purchased (including $3,589,947 purchased on a when-issued basis)--Note 1                             27,907,195
       Shares of beneficial interest redeemed                                                                               854,007
       Dividends                                                                                                            488,946
       Closed forward foreign currency exchange contracts                                                                   211,424
       Distribution and service plan fees                                                                                   108,575
       Other                                                                                                                 97,452
                                                                                                                       ------------
       Total liabilities                                                                                                 30,304,325

===================================================================================================================================
NET ASSETS                                                                                                             $195,456,258
                                                                                                                       ============

===================================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                                 $193,502,420
       ----------------------------------------------------------------------------------------------------------------------------
       Undistributed net investment income                                                                                   62,384
       ----------------------------------------------------------------------------------------------------------------------------
       Accumulated net realized gain on investments and
       foreign currency transactions                                                                                      4,159,796
       ----------------------------------------------------------------------------------------------------------------------------
       Net unrealized depreciation on investments and translation of
       assets and liabilities denominated in foreign currencies                                                          (2,268,342)
                                                                                                                       ------------
       Net assets                                                                                                      $195,456,258
                                                                                                                       ============

===================================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets
       of $89,478,901 and 16,310,948 shares of beneficial interest outstanding)                                               $5.49
       Maximum offering price per share (net asset value plus sales charge
       of 4.75% of offering price)                                                                                            $5.76

       ----------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on
       net assets of $86,190,012 and 15,739,213 shares of beneficial interest outstanding)                                    $5.48

       ----------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on
       net assets of $19,787,345 and 3,614,606 shares of beneficial interest outstanding)                                     $5.47

       See accompanying Notes to Financial Statements.

12     Oppenheimer International Bond Fund

STATEMENT OF OPERATIONS   For the Six Months Ended March 31, 1997 (Unaudited)

===================================================================================================================================
INVESTMENT INCOME
       Interest (net of foreign withholding taxes of $366)                                                               $8,567,889
       ----------------------------------------------------------------------------------------------------------------------------
       Dividends                                                                                                              8,075
                                                                                                                         ----------
       Total income                                                                                                       8,575,964

===================================================================================================================================
EXPENSES
       Management fees--Note 4                                                                                              594,441
       ----------------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                               89,612
       Class B                                                                                                              341,618
       Class C                                                                                                               76,647
       ----------------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                                 97,815
       ----------------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                                   67,439
       ----------------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                                               10,195
       Class B                                                                                                               11,140
       Class C                                                                                                                2,565
       ----------------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                           22,016
       ----------------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                                6,255
       ----------------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses                                                                                            1,308
                                                                                                                         ----------
       Other                                                                                                                  8,545
                                                                                                                         ----------
       Total expenses                                                                                                     1,329,596

===================================================================================================================================
NET INVESTMENT INCOME                                                                                                     7,246,368

===================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
       Net realized gain (loss) on:
       Investments                                                                                                        7,590,820
       Closing and expiration of options written--Note 6                                                                   (119,563)
       Foreign currency transactions                                                                                     (3,293,124)
                                                                                                                         ----------
       Net realized gain                                                                                                  4,178,133

       ----------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on:
       Investments                                                                                                       (2,499,628)
       Translation of assets and liabilities denominated in foreign currencies                                           (1,696,015)
                                                                                                                         ----------
       Net change                                                                                                        (4,195,643)
                                                                                                                         ----------
       Net realized and unrealized loss                                                                                     (17,510)

===================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     $7,228,858
                                                                                                                         ==========

       See accompanying Notes to Financial Statements.

13     Oppenheimer International Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  SIX MONTHS ENDED     YEAR ENDED
                                                                                                  MARCH 31, 1997       SEPTEMBER 30,
                                                                                                  (UNAUDITED)          1996
===================================================================================================================================
OPERATIONS
       Net investment income                                                                      $   7,246,368       $   3,832,783
       ----------------------------------------------------------------------------------------------------------------------------
       Net realized gain                                                                              4,178,133           1,549,896
       ----------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                         (4,195,643)          1,839,250
                                                                                                  -------------       -------------
       Net increase in net assets resulting from operations                                           7,228,858           7,221,929

===================================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                       (3,542,648)         (1,931,780)
       Class B                                                                                       (2,974,901)         (1,609,969)
       Class C                                                                                         (666,435)           (360,475)
       ----------------------------------------------------------------------------------------------------------------------------
       Distributions from net realized gain:
       Class A                                                                                         (703,931)                 --
       Class B                                                                                         (645,001)                 --
       Class C                                                                                         (149,671)                 --
===================================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                                                       37,947,033          46,551,563
       Class B                                                                                       41,687,255          40,565,844
       Class C                                                                                        9,657,828           9,758,157

===================================================================================================================================
NET ASSETS
       Total increase                                                                                87,838,387         100,195,269
       ----------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                          107,617,871           7,422,602
                                                                                                  -------------       -------------
       End of period (including undistributed net investment
       income of $62,384 for 1997)                                                                $ 195,456,258       $ 107,617,871
                                                                                                  =============       =============

       See accompanying Notes to Financial Statements.

14     Oppenheimer International Bond Fund

FINANCIAL HIGHLIGHTS

                                CLASS A                         CLASS B                             CLASS C
                                ---------------------------     --------------------------          ---------------------------
                                SIX MONTHS                      SIX MONTHS                          SIX MONTHS
                                ENDED                           ENDED                               ENDED
                                MARCH 31,    YEAR ENDED         MARCH 31,     YEAR ENDED            MARCH 31,    YEAR ENDED
                                1997         SEPT. 30,          1997          SEPT. 30,             1997         SEPT. 30,
                                (UNAUDITED)  1996    1995(1)    (UNAUDITED)   1996       1995(1)    (UNAUDITED)  1996   1995(1)
===============================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning
of period                          $5.49    $5.10       $5.00         $5.48      $5.10     $5.00       $5.48     $5.09    $5.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                .27      .52         .15           .24        .48       .14         .24       .48      .14
Net realized and unrealized
  gain                               .04      .40         .10           .05        .39       .10         .04       .39      .09
                                   -----    -----       -----         -----      -----     -----       -----     -----     ----
Total income from
investment operations                .31      .92         .25           .29        .87       .24         .28       .87      .23

-------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends  from net
investment income                   (.26)    (.53)       (.15)         (.24)      (.49)     (.14)       (.24)     (.48)    (.14)
Distributions from
net realized gain                   (.05)      --          --          (.05)        --        --        (.05)       --       --
                                   -----    -----       -----         -----      -----     -----       -----     -----     ----
Total dividends and
distributions to shareholders       (.31)    (.53)       (.15)         (.29)      (.49)     (.14)       (.29)     (.48)    (.14)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $5.49    $5.49       $5.10         $5.48      $5.48     $5.10       $5.47     $5.48    $5.09
                                   =====    =====       =====         =====      =====     =====       =====     =====    =====

================================================================================================================================
TOTAL RETURN, AT NET ASSET
  VALUE(2)                          5.76%   18.82%       5.13%         5.38%     17.71%     4.92%       5.19%    17.92%    4.73%

================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                   $89,479    $52,128    $3,984       $86,190    $45,207    $3,238     $19,787   $10,282     $201
--------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                   $75,372    $19,817    $2,566       $68,820    $17,891    $1,125     $15,442    $4,039      $97
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income               9.58%(3)   9.60%     9.94%(3)      8.69%(3)   8.81%   9.20%(3)      8.66%(3)  8.76%    9.36%(3)
Expenses, before voluntary
reimbursement by the Manager        1.27%(3)   1.59%     1.59%(3)      2.03%(3)   2.36%   2.21%(3)      2.03%(3)  2.36%    2.26%(3)
Expenses, net of voluntary
reimbursement by the Manager         N/A       1.49%     0.41%(3)       N/A       2.26%   0.89%(3)        N/A     2.25%    0.85%(3)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)         163.0%     273.3%    122.0%        163.0%     273.3%    122.0%      163.0%    273.3%   122.0%

       1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.

       2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

       3. Annualized.

       4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1997 were $250,333,672 and $196,480,499, respectively.

       See accompanying Notes to Financial Statements.

15     Oppenheimer International Bond Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

       Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust with a single series of the same name. The Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high total return (which includes current income and capital appreciation in the value of its shares) primarily from foreign debt securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

       -------------------------------------------------------------------------
       INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

       -------------------------------------------------------------------------
       SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of March 31, 1997, the Fund had entered into outstanding when-issued or forward commitments of $3,589,947.

       -------------------------------------------------------------------------
       FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

16     Oppenheimer International Bond Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

       REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

       -------------------------------------------------------------------------
       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

       -------------------------------------------------------------------------
       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

       -------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

       -------------------------------------------------------------------------
       ORGANIZATION COSTS. The Manager advanced $14,488 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

       -------------------------------------------------------------------------
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Fund.

       -------------------------------------------------------------------------
       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

17     Oppenheimer International Bond Fund

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

       The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              SIX MONTHS ENDED MARCH 31, 1997        YEAR ENDED SEPTEMBER 30, 1996
                                              -----------------------------------    -------------------------------
                                              SHARES             AMOUNT              SHARES              AMOUNT
       -------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                     9,121,242        $ 50,778,648          9,721,751         $51,914,821
       Dividends reinvested                       549,356           3,058,522            246,015           1,320,886
       Redeemed                                (2,854,218)        (15,890,137)        (1,254,497)         (6,684,144)
                                              -----------        ------------        -----------         -----------
       Net increase                             6,816,380        $ 37,947,033          8,713,269         $46,551,563
                                              ===========        ============        ===========         ===========

       -------------------------------------------------------------------------------------------------------------
       Class B:
       Sold                                     9,245,029        $ 51,424,994          8,129,566         $43,322,204
       Dividends reinvested                       397,004           2,203,485            172,750             925,063
       Redeemed                                (2,148,971)        (11,941,224)          (691,490)         (3,681,423)
                                              -----------        ------------        -----------         -----------
       Net increase                             7,493,062        $ 41,687,255          7,610,826         $40,565,844
                                              ===========        ============        ===========         ===========

       -------------------------------------------------------------------------------------------------------------
       Class C:
       Sold                                     2,177,057        $ 12,100,765          1,915,475         $10,177,624
       Dividends reinvested                       100,485             557,985             35,740             192,431
       Redeemed                                  (539,018)         (3,000,922)          (114,564)           (611,898)
                                              -----------        ------------        -----------         -----------
       Net increase                             1,738,524        $  9,657,828          1,836,651         $ 9,758,157
                                              ===========        ============        ===========         ===========

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At March 31, 1997, net unrealized depreciation on investments and options written of $2,128,277 was composed of gross appreciation of $1,483,300, and gross depreciation of $3,611,577.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of net assets in excess of $1 billion.

              For the six months ended March 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $548,004, of which $148,567 was retained by OppenheimerFunds Distributor, Inc.
       (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,559,327 and $110,667, of which $40,690 and $1,277, respectively, was paid to an affiliated broker/dealer. During the six months ended March 31, 1997, OFDI received contingent deferred sales charges of $84,115 and $5,616, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1997, OFDI paid $4,017 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

18     Oppenheimer International Bond Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

       The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1997, OFDI retained $314,069 and $61,818, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At March 31, 1997, OFDI had incurred unreimbursed expenses of $2,880,260 for Class B and $263,805 for Class C.

================================================================================
5. FORWARD CONTRACTS

       A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

              The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

              Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

              Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

              Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

       At March 31, 1997, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                   CONTRACT AMOUNT     VALUATION AS OF    UNREALIZED     UNREALIZED
CONTRACTS TO PURCHASE         EXPIRATION DATE      (000s)              MARCH 31, 1997     APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------------------------------
Finnish Markka (FIM)          4/1/97--4/2/97           26,320 FIM       $   5,314,140      $   92,969        $     --
Italian Lira (ITL)            4/1/97                3,596,770 ITL           2,156,013          28,440              --
Portuguese Escudo (PTE)       9/12/97                 398,974 PTE           2,376,191          38,673              --
                                                                        -------------      ----------        --------
                                                                        $   9,846,344         160,082              --
                                                                        =============      ----------        --------
CONTRACTS TO SELL
---------------------------------------------------------------------------------------------------------------------
Danish Krone (DKK)            4/1/97--4/2/97           33,519 DKK       $   5,273,686      $       --        $ 71,768
Swiss Franc (CHF)             6/24/97--10/29/97        11,615 CHF           8,200,531              --         152,062
                                                                        -------------      ----------        --------
                                                                        $  13,474,217              --         223,830
                                                                        =============      ----------        --------
Total Unrealized Appreciation and Depreciation                                             $  160,082        $223,830
                                                                                           ==========        ========

19     Oppenheimer International Bond Fund

================================================================================
6. OPTION ACTIVITY
       The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

              The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

              Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

              Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

              The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

       Written option activity for the six months ended March 31, 1997 was as follows:

                                                     CALL OPTIONS                          PUT OPTIONS
                                                     --------------------------------      ----------------------------
                                                     NUMBER OF           AMOUNT OF         NUMBER OF          AMOUNT OF
                                                     OPTIONS             PREMIUMS          OPTIONS            PREMIUMS
       -----------------------------------------------------------------------------------------------------------------
       Options outstanding at September 30, 1996           10,900        $   72,820                 --        $     --
       Options written                                 64,142,417           566,768         26,469,306         179,997
       Options closed or expired                      (27,977,067)         (337,969)          (937,500)        (10,922)
       Options exercised                               (6,313,850)          (68,113)       (16,100,376)        (95,238)
                                                      -----------        ----------        -----------        --------
       Options outstanding at March 31, 1997           29,862,400        $  233,506          9,431,430        $ 73,837
                                                      ===========        ==========        ===========        ========

================================================================================
7. ILLIQUID AND RESTRICTED
   SECURITIES
       At March 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at March 31, 1997 was $12,751,594, which represents 6.52% of the Fund's net assets.

20     Oppenheimer International Bond Fund

OPPENHEIMER INTERNATIONAL BOND FUND
A Series of Oppenheimer International Bond Fund

================================================================================
OFFICERS AND TRUSTEES

       James C. Swain, Chairman and Chief Executive Officer
       Bridget A. Macaskill, Trustee and President
       Robert G. Avis, Trustee
       William A. Baker, Trustee
       Charles Conrad, Jr., Trustee
       Jon S. Fossel, Trustee
       Sam Freedman, Trustee
       Raymond J. Kalinowski, Trustee
       C. Howard Kast, Trustee
       Robert M. Kirchner, Trustee
       Ned M. Steel, Trustee
       George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
       Ashwin Vasan, Vice President
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR
       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
       OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
       The Bank of New York

================================================================================
INDEPENDENT AUDITORS
       Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL
       Myer, Swanson, Adams & Wolf, P.C.

       The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer International Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer International Bond Fund. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

21     Oppenheimer International Bond Fund

OPPENHEIMERFUNDS FAMILY

================================================================================
       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

              When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

              At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.


===========================================================================================================
REAL ASSET FUNDS              Real Asset Fund                          Gold & Special Minerals Fund

===========================================================================================================
STOCK FUNDS                   Developing Markets Fund                  Growth Fund
                              Global Emerging Growth Fund              Global Fund
                              Enterprise Fund(2)                       Quest Global Value Fund
                              International Growth Fund                Disciplined Value Fund
                              Discovery Fund                           Oppenheimer Fund
                              Quest Small Cap Value Fund               Value Stock Fund
                              Capital Appreciation Fund(3)             Quest Value Fund
                              Quest Capital Value Fund

===========================================================================================================
STOCK & BOND FUNDS            Main Street Income & Growth Fund         Equity Income Fund
                              Quest Opportunity Value Fund             Disciplined Allocation Fund
                              Total Return Fund                        Multiple Strategies Fund(4)
                              Quest Growth & Income Value Fund         Strategic Income & Growth Fund
                              Global Growth & Income Fund              Bond Fund for Growth

===========================================================================================================
BOND FUNDS                    International Bond Fund                  Bond Fund
                              High Yield Fund                          U.S. Government Trust
                              Champion Income Fund                     Limited-Term Government Fund
                              Strategic Income Fund

============================================================================================================
MUNICIPAL FUNDS               California Municipal Fund(5)             Insured Municipal Fund
                              Florida Municipal Fund(5)                Intermediate Municipal Fund
                              New Jersey Municipal Fund(5)
                              New York Municipal Fund(5)               Rochester Division
                              Pennsylvania Municipal Fund(5)           Rochester Fund Municipals
                              Municipal Bond Fund                      Limited Term New York Municipal Fund

============================================================================================================
MONEY MARKET FUNDS(6)         Money Market Fund                        Cash Reserves

============================================================================================================
LIFESPAN                      Growth Fund                              Income Fund
                              Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. Effective 4/1/96, the Fund is closed to new investors.

       3. On 12/18/96, the Fund's name was changed from "Target Fund."

       4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

       5. Available only to investors in certain states.

       6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

       (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

22     Oppenheimer International Bond Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457


PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310


TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461


OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RS0880.001.0397       May 31, 1997

[PHOTO]

CUSTOMER SERVICE REPRESENTATIVE
OPPENHEIMERFUNDS SERVICES

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

       And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

       When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

       For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

       You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

       So call us today--we're here to help.

-------------------------------------------------------------------------------


[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270


-------------------
Bulk Rate
U.S. Postage
PAID
Permit No. 469
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-------------------